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                                                                   Exhibit 10.28


                           EQUIPMENT LEASE AGREEMENT

                                    Between

                         SELECTION CAPITAL CORPORATION
                                  ("Lessor")

                                      and

                          SELECT MEDICAL CORPORATION
                                  ("Lessee")
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                           EQUIPMENT LEASE AGREEMENT

          THIS EQUIPMENT LEASE AGREEMENT (this "Lease") is made and entered into as of the First day of April, 1997, by and between SELECT CAPITAL CORPORATION, a Pennsylvania corporation having an address at 4720 Old Gettysburg, Road, Mechanicsburg, PA 17055 ("Lessor"), and SELECT MEDICAL CORPORATION, a Delaware corporation having an address at 4718 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055 ("Lessee").

1.    DEFINITIONS. Each reference in this Lease to any of the following
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definitions shall be construed to incorporate the meanings set forth below:

a.    Commencement Date: April 1, 1997

b. Equipment: Those certain items, together with all replacements, parts, repairs, additions and accessories incorporated therein or affixed thereto, more particularly described on Exhibit "A" attached hereto and made a part hereof.

c. Interest Rate: The lesser of (i) ten percent (10%) per annum; or (iii) the maximum contract rate of interest that Lessor may charge and then permissible under applicable law.

d.    Premises: Suite 407, 4718 Old Gettysburg Road, Mechanicsburg, PA.

e. Rent: The annual aggregate amount of Sixty-Two Thousand Four Hundred Thirty-Six Dollars ($62,436.00), which shall be payable in twelve (12) equal monthly installments of Five Thousand Two Hundred Three Dollars ($5,203.00).

f. Term. Five (5) years, beginning on the Commencement Date, and ending on March 31, 2002.

2.    LEASE. In consideration of the obligation of Lessee to pay Rent, and in
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consideration of the other terms, covenants and considerations of this Lease,
Lessor leases to Lessee, and Lessee leases from Lessor, the Equipment, for the Term, all upon the terms and conditions set forth in this Lease.

3.    TERM. This Lease shall commence on the Commencement Date and shall
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continue thereafter for the Term, unless extended or sooner terminated as provided in this Lease.

4.    RENTAL. Lessee shall pay to Lessor the Rent, the first monthly installment
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of which shall be due on the Commencement Date and thereafter on the same day of each consecutive month. Notwithstanding the foregoing, in the event Lessee takes possession of the Equipment prior to the Commencement Date, such early possession shall be subject to all of the provisions of this Lease and Lessee shall pay Rent and all other charges specified in this Lease for the early possession period. If any monthly installment of Rent is not paid when due or if any other sum payable under the Lease is not paid within ten (10) days after Lessor renders a statement
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therefor, Lessee shall pay to Lessor interest at the Interest Rate on any amount due Lessor from the due date, without grace, until that amount and interest is paid.

5.    MAINTENANCE AND REPAIR. Lessee, at its own cost and expense, shall keep
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and maintain the Equipment in good repair, condition and working order, and shall furnish all parts and servicing required thereof. All such parts shall immediately become the property of Lessor and part of the Equipment for all purposes hereof. Lessor shall have the right during the normal business hours to enter upon the Premises for the purpose of inspecting the Equipment to confirm the condition and proper maintenance thereof. In the event that the Equipment shall become lost, stolen, or damaged beyond repair, Lessee shall promptly pay to Lessor the then net book value of the Equipment, whereupon Lessor will transfer to Lessee, without recourse or warranty, all of Lessor's right, title and interest in the Equipment, and this Lease shall terminate.

6.    TITLE; IDENTIFICATION; PERSONAL PROPERTY. No right, title or interest in
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the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and conditions of this Lease, the right to maintain possession and use the Equipment for the Term. Lessor may require markings to be affixed to the Equipment indicating Lessor's interest. Lessor and Lessee hereby confirm their intent that the Equipment shall always remain and be deemed personal property even though the Equipment may hereafter become attached to realty. Lessee agrees not to remove the Equipment from the Premises without Lessor's prior written consent, which consent Lessor may grant or withhold at its sole discretion.

7.    USE. Lessee will cause the Equipment to be operated in accordance with the
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applicable operations manual, and for business purposes only.

8.    LESSEE'S DEFAULT. Lessee shall be in default hereunder if Lessee (i) fails
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to pay any installment of Rent or other payment required hereunder when due and such failure continues unremedied for five (5) days thereafter; or (ii) fails to perform or observe any other covenant or agreement to be performed or observed by it hereunder, or breaches any representation, and such failure or breach shall continue unremedied for ten (10) days after written notice is sent by Lessor; (iii) attempts to sell, encumber, or sublet the Equipment; or (iv) removes or attempts to remove the Equipment from the Premises without Lessor's prior written consent.

9.    REMEDIES. Upon the occurrence of any event of default by Lessee and at any
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time thereafter Lessor may, in its sole discretion, do any one or more of the following: (i) upon notice to Lessee, terminate this Lease; (ii) demand that Lessee return the equipment to Lessor in the same condition as when delivered, ordinary wear and tear excepted, at such location as Lessor shall designate;
(iii) enter the Premises where the equipment is located and take immediate possession of an remove the same; (iv) sell the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, lease to others or keep idle the Equipment, all free and clear of any rights of Lessee; or (v) exercise any other right or remedy which may be available to Lessor under the Uniform Commercial Code or any other applicable law, or proceed by court action to enforce the terms hereof to recover damages for the breach hereof. In addition, Lessee shall be liable for all legal fees and other costs and expenses

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resulting from the foregoing defaults or the exercise of Lessor's remedies. No remedy referred to in this paragraph is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. To the extent permitted by law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages as set forth in this paragraph or which may otherwise limit or modify any of Lessor's rights or remedies under this paragraph.

          Lessee hereby appoints Lessor as Lessee's irrevocable agent and attorney-in-fact to execute all documents which Lessor deems necessary to release, terminate and void Lessee's interest in the Equipment and to file said documents for recordation with appropriate agencies, if necessary, provided that an event of default has occurred.

10.   NOTICES. Any notice to be given to Lessor under the terms of this Lease
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shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to Lessor at 4720 Old Gettysburg Road, Mechanicsburg, Pennsylvania 17055. Any notice to be given to Lessee under the terms of this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to Lessee at the address set forth n the caption of this Lease. Either party may, from time to time, upon ten (10) days advance written notice to the other party, specify another or additional address to which subsequent notices shall be sent.

11.   INSURANCE. Lessee shall obtain and maintain during Term, and shall deliver
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to Lessor satisfactory evidence of, property damage and liability insurance and insurance against loss or damage to the Equipment including, without limitation, loss by fire, theft, collision and such other risks of loss as are customarily insured against on the type of Equipment leased hereunder and by the business in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be reasonably satisfactory to Lessor; provided, however, that the amount of insurance against loss or damage to the Equipment shall not be less than the installments of rent then remaining unpaid hereunder. Each insurance policy will name Lessor as an insured and Lessor shall be given at least ten (10) days prior written notice of any reduction in coverage under, or termination of, such policy. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof. At all times during the Term, Lessee assumes the entire risk of (i) the actual or constructive total loss of the Equipment, (ii) the occurrence of any event which renders the Equipment unfit for its intended use; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of the Equipment, or (iv) the termination, for any reason whatsoever, of this Lease by operation of law.

12.   END OF TERM OPTIONS. In the event that Lessee is not in default, at the
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end of the Term (the "Option Date"), Lessee shall have the option to either:

a. Extend the Term of this Lease for an additional one (1) year period under the same terms and conditions contained herein, exercisable by written notice of such election by Lessee to Lessor not less than thirty (30) days prior to the date upon which the Term would otherwise expire; or

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b.    Return the Equipment to Lessor, with freight and insurance prepaid, to a destination by Lessor. Lessee will permit access to the Equipment by Lessor, or Lessor's representative, prior to such loading and shipping in order that Lessor can inspect the Equipment; or

c. Purchase the Equipment for the purchase price of Fifty-Five Thousand Seven Hundred Fifty-Five Dollars ($55,755.00).

13.   FURTHER ASSURANCES. Lessee will promptly execute and deliver to Lessor
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such further documents and take such further action as Lessor may request in order to more effectively carry out the intent and purpose of this Lease. Lessee represents and warrants that all credit and financial information submitted to Lessor herewith or at any other time is true and correct.

14.   NONCANCELLABLE LEASE, LESSEE'S OBLIGATIONS UNCONDITIONAL. This Lease
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cannot be canceled or terminated except as expressly provided herein. Lessee hereby agrees that Lessee's obligation to pay Rent and any other amounts owing hereunder shall be absolute and unconditional and that all payments are non-refundable.

15.   ASSIGNMENT AND SUBLEASE BY LESSEE. Without the prior written consent of
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Lessor, Lessee shall not (a) assign, transfer, pledge or hypothecate this Lease, the Equipment or any part thereof, or any interest therein, (b) sublet the Equipment or any part thereof, or (c) permit the Equipment or any part thereof to be operated by anyone other than Lessee or Lessee's employees. Any assignment or sublease with the prior written consent of Lessor shall not relieve Lessee of any of its obligations under this Lease. Any sublease, assignment, transfer, pledge or hypothecation without Lessor's consent shall be void.

16.   ASSIGNMENT BY LESSOR. Lessee acknowledges that Lessor may sell and/or
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assign its interest in the Equipment and/or this Lease. Lessee agrees that upon notice of such assignment it shall pay directly to Lessor's assignee all amounts which become due hereunder. Lessee agrees to settle all mechanical, service or other claims with respect to the Equipment directly with Lessor's assignee. Upon the assignment of this Lease, Lessor's assignee shall have and be entitled to exercise any and all discretions, rights and remedies of Lessor hereunder, and all references herein to Lessor shall include Lessor's assignee, except that said assignee shall not be chargeable with any obligations or liabilities of Lessor hereunder or with respect thereof.

17.   COSTS OF SUIT. In the event of any action at law or suit in equity
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concerning this Lease, the prevailing party shall be entitled to a reasonable sum for its attorneys' fees and costs of suit.

18.   NO REFERRALS. Lessor and Lessee agree that the payment of Rent to Lessor
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and the provision of Equipment to Lessee hereunder do not require, are not payment for, and are not in any way contingent upon the referral, admission, or any other arrangement for the provision of any item or service offered by Lessor to the patients of Lessee in any facility, hospital, skilled nursing facility, or health care service operated, controlled, or managed by Lessor.

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19.    WARRANTIES. Lessor makes not warranties, expressed or implied, including
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those of merchantability or fitness for a particular use, with respect to the
Equipment and disclaims any such warranties.

20.    INDEMNITY. Lessee agrees to comply with all laws, regulations and orders
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relating to this Lease and to assume the risk of liability arising from or pertaining to the possession, operation or use of the Equipment. Lessee does hereby agree to indemnify, hold safe and harmless from and covenants to defend Lessor against any and all claims, costs, expenses, damages and liability arising from or pertaining to the use, possession, operation or transportation of the Equipment. The indemnities contained in this paragraph shall survive the expiration of earlier termination of this Lease.

21.    MISCELLANEOUS. This Lease may not be amended except in writing and shall
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be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. This Lease represents the entire agreement between the parties, and there are no prior or contemporaneous oral or written agreements between the parties pertaining to the subject matter of this Lease. Any provision of this Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Time is of the essence with respect to this Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof. This Lease shall be governed by and construed in accordance with the laws of the state in which the Equipment is located.

          To the extent any provisions of this Lease are in conflict with the provisions contained in federal statutes, rules or regulations relating to the Medicare program, this Lease shall be deemed to have been amended in order to bring it into conformity with the provisions contained in the Medicare statutes, rules or regulations.

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     IN WITNESS WHEREOF, this Lease is hereby executed as of the day and year first above written.

                         SELECT CAPITAL CORPORATION,
                         a Pennsylvania corporation


                         By:  /s/ Michael E. Salerno
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                              Michael E. Salerno, Vice President


                         SELECT MEDICAL CORPORATION,
                         a Delaware corporation

                         By:  /s/ Scott A. Romberger
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                              Scott A. Romberger, Vice President

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